Exhibit 10.2

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof among, ASIA ATLANTIC RESOURCES, a Nevada corporation, having a place of business 113 Warrick Street, Coquitlam, B.C., Canada (the “Company”), and Preystone Investment Corp., the undersigned, as identified on the ‘Signature Page’ below (the “Subscriber” or “Investor”) with an office located at Marbella 53rd Street, World Trade Center, Panama City, Republic of Panama.

W I T N E S S E T H:

WHEREAS, the Company has initially offered up to an aggregate of four million shares (4,000,000) of Common Stock of the Company (the “Share(s)”) at a price of $0.025 per Share or $100,000 in total, and with the ability that the Company reserved right to increase the “Offering” (as hereinafter defined), the above pursuant to an initial “Subscription Agreement”.  It has now been determined by Company to: the ‘Offering’ utilizing this Subscription Agreement Subscription Agreement; and, (ii), at its option , to increase the’ Offering’ to an  additional four million Shares.

WHEREAS, the subscription is by a single Subscriber for the 4,000,000 Shares, the Company reserves the right to accept, at the discretion of the Company, subscriptions up to an additional 4,000,000 Shares;

WHEREAS, the ‘Offering’ shall terminate at the Company’s discretion without notice to Subscriber or on such date on which all of the offered Shares are sold.  The ‘Offering’ is not contingent upon the sale of any minimum number of Shares;

WHEREAS, the Company is only offering (the “Offering”) the Shares in an offshore transaction under Regulation S (“Regulation S”) of the Securities Act of 1933, as amended (the “Act”); and

WHEREAS, the Subscriber desires to purchase the number of Shares set forth on the Signature Page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

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ARTICLE I

SUBSCRIPTION FOR SHARES AND TERMS OF SUBSCRIPTION

Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the number of Shares as is set forth upon the Signature Page hereof against payment made by personal or business check, wire transfer or money order made payable to “Asia Atlantic Resources”.  In connection with the Subscription:

1.1

The Subscriber hereby authorizes and directs the Company to deliver the certificate for the Shares to be issued to the Subscriber pursuant to this Agreement to the address indicated on the Signature Page hereto.

1.2

The Company’s agreement with each Subscriber is a separate agreement and the sale of Shares to each Subscriber is a separate sale.

1.3

The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time subscribed for by the Subscriber, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, except as required by law, and, as such, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder.

1.4

The Company may at any time: (i) increase the offering price for subscriptions not executed; or, (ii) terminate the Offering.

ARTICLE II

REPRESENTATIONS BY SUBSCRIBER

In addition to the representations and warranties set forth in Article V and elsewhere in this Agreement, the Subscriber, represents ,warrants and acknowledges to the Company that:

2.1

The Subscriber recognizes that: (i) the purchase of the Shares involves a high degree of risk, is speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and/or the Shares; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and, (iv) in the event of a disposition of the Shares, the Subscriber could sustain the loss of its entire investment.

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2.2

The Subscriber represents that the Subscriber is an offshore corporation.  The securities purchased herein are not being acquired for the benefit of a US person or corporation.

2.3

The Subscriber further represents and warrants that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, as well as its investment advisor, attorney and/or accountant, has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested concerning the terms and conditions of the Offering and the Company.

2.4

The Subscriber specifically acknowledges and is familiar with the ‘Risk Factors’ set forth below applicable directly to the Company.   An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in our annual report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

If we do not obtain additional financing, our business will fail.

Our current operating funds are less than necessary to conduct exploration on the KL Baez property, and therefore we will need to obtain additional financing in order to complete our business plan. We currently do not have any operations and we have no income.

Our business plan calls for significant expenses in connection with the exploration of the KL Baez property. While we have sufficient funds to conduct initial exploration on the property, we will require additional financing in order to determine whether the property contains economic mineralization. We will also require additional financing if the costs of exploration of the KL Baez property are greater than anticipated.

We will require additional financing to sustain our business operations if we are not successful in earning revenues once exploration is complete. We do not currently have any arrangements for financing and may not be able to find such financing if required.

Because we have not commenced business operations, we face a high risk of business failure.

We have not yet commenced exploration on the KL Baez property. Accordingly, we have no way to evaluate the likelihood that our business will be successful. We were incorporated on January 22, 2007 and to date have been involved primarily in organizational activities and the acquisition of an interest in the KL Baez property. We have not earned any revenues as of the date of this annual report. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.

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Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from development of the KL Baez property and the production of minerals from the claim, we will not be able to earn profits or continue operations.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

Because of the speculative nature of exploration of mining properties, there is a substantial risk that our business will fail.

The search for valuable minerals as a business is extremely risky. The likelihood of our mineral claim containing economic mineralization is extremely remote. Exploration for minerals is a speculative venture necessarily involving substantial risk. In all probability, the KL Baez property does not contain any reserves and funds that we spend on exploration will be lost. As well, problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

Because our continuation as a going concern is in doubt, we will be forced to cease business operations unless we can generate profit in the future.

The report of our independent accountant to our audited financial statements for the period ended April 30, 2008 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern. Such factors identified in the report are that we have no source of revenue and our dependence upon obtaining adequate financing. If we are not able to continue as a going concern, it is likely investors will lose all of their investment.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages, which could hurt our financial position and possibly result in the failure of our business.

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. The payment of such liabilities may have a material adverse effect on our financial position.

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Even if we discover commercial reserves of precious metals on the KL Baez property, we may not be able to successfully commence commercial production unless we receive additional funds, of which there is no guarantee.

The KL Baez property does not contain any known bodies of mineralization. If our exploration programs are successful in establishing gold of commercial tonnage and grade, we will require additional funds in order to place the KL Baez property into commercial production. We may not be able to obtain such financing.

Because our president has other business interests, she may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Our president, Patricia Cooke, intends to devote approximately 20% of her business time providing her services to us. While Ms. Cooke presently possesses adequate time to attend to our interests, it is possible that the demands on Ms. Cooke from her other obligations could increase with the result that she would no longer be able to devote sufficient time to the management of our business.

Because our sole director has no technical experience in mineral exploration, our business has a higher risk of failure.

Our sole director has no technical training in the field of geology and specifically in the areas of exploring for, starting and operating a mine. As a result, we may not be able to recognize and take advantage of potential acquisition and exploration opportunities in the sector without the aid of qualified geological consultants. As well, with no direct training or experience, our management may not be fully aware of the specific requirements related to working in this industry. Her decisions and choices may not be well thought out and our operations, earnings and ultimate financial success may suffer irreparable harm as a result.

Due to a lack of trading market and restrictions on transfer of the Shares purchased herein, an investment in those Shares are illiquid.

The offer and sale of the Shares has not been registered under the Act or the securities laws of any jurisdiction in reliance on exemptions from registration.  The Shares may not be resold unless the resale is subsequently registered under the Securities Act and the applicable state securities laws or, in the opinion of counsel to the Company an exemption from registration is available.  Further, Subscriber(s) will not have the right to require the registration of any of their Shares. They may participate, in a registration statement filed by us for an initial public offering subject to holdbacks and lockups.  Moreover, there is no market for the Company’s securities and there is no assurance that any market will develop in the future.  As a result, Subscriber must be prepared to continue to bear the economic risk of his investment for an indefinite period of time.

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2.5

The Subscriber has relied solely upon the information provided by the Company in making the Subscriber’s decision to invest in the Shares and has not relied upon any other representation or other information (whether oral or written) from the Company, or any agent, employee or affiliate of the Company or any other third party other than as set forth in the Offering, and the results of Subscriber’s own independent investigation. The Subscriber acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

2.6

 The Subscriber represents that no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not:  (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.7

The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Shares to any other person.

2.8

The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares substantially as set forth below, that such Shares  have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Shares.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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2.9

The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefore from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

2.10

The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber and Subscriber will hold the Company harmless from all liability, damages, costs and expenses resulting from any breach thereof.

2.11

The Subscriber acknowledges that the information contained in the Offering Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber’s Subscription may not be accepted by the Company.

2.12

The Company is under no obligation to, and there can be no assurance that, the Company will receive or accept subscriptions for the aggregate number of Shares that may be sold by the Company pursuant to the Offering.

ARTICLE III

REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

3.1

The Company hereby represents and warrants to the Subscriber that, (i) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to sell and issue the Shares and perform its obligations with respect to the Agreement in accordance with the terms hereof and (ii) when executed and delivered by the Company, the Agreement will be duly executed and delivered by the Company.

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ARTICLE IV

MISCELLANEOUS

4.1

Any notice or other communication to the Company given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore.  Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.  The address for such notices and communications shall be as follows:

If to the Company:	Asia Atlantic Resources 113 Warrick Street Coquitlam, B.C., Canada V3K5L3 Attn.: President

If to a Subscriber:	To the address set forth under such Subscriber’s name on the Signature Page hereto

4.2

Except as otherwise provided herein this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

4.3

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.  The Subscriber may not assign its rights and/or obligations under this Agreement without the express written consent of Company.

4.4

NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEVADA OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY.  THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

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4.5

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.6

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.7

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.8

This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

4.9

The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

4.10

The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other amounts owing to or claimed by any such person or firm acting on behalf of the Subscriber hereunder.

4.11

Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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ARTICLE V

5.1

REGULATION S COMPLIANCE

This offer and sale is being made in an offshore transaction.  Neither we, a distributor, any respective affiliates nor any person on behalf of any of the foregoing made any directed selling efforts in the United States;

Offering restrictions were, and are, implemented;

No offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

Each purchaser of the securities certifies that it was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

Each purchaser of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

The securities contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Act; and

The Company is required, either by contract or a provision in its bylaws, articles, charter or comparable document, to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration; provided, however, that if any law of any jurisdiction in the Republic of Panama prevents us from refusing to register securities transfers, other reasonable procedures, such as a legend described in paragraph (b)(3)(iii)(B)(3) of Regulation S have been implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

5.2

MANNER IN WHICH TITLE IS TO BE HELD (circle one)

(a)

Individual Ownership

(b)

Community Property

(c)

Joint Tenant with Right of

Survivorship (both parties must sign)

(d)

*Partnership

(e)

Tenants in Common

(f)

*Company

(g)

*Trust

(h)

*Other     _______________________________

*If the Subscriber is an entity asterisked above, please complete the attached Certificate of Signatory.

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5.3

NASD AFFILIATION

Are you affiliated or associated with an NASD member firm (please check one):

                        Yes _________                       No __________

                        If Yes, please describe:

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SIGNATURE PAGE

Acknowledges and agrees to the terms of the foregoing Subscription Agreement.

Dated:  October 30, 2008

By: /s/ Eduardo Bonilla

Signature

 Eduardo Bonilla

Name Typed or Printed

Preystone Investment Corp

Entity Name

Marbella 53rd Street, World Trade Center

Address

Panama, Republic of Panama

City, State and Zip Code

+507 302 9400

Telephone

+507 302 9401

Facsimile

628031/1401483

Ficha Number/ Redi Number

4,000,000	X	$0.025	$100,000
Number of Shares Subscribed For by Subscriber			Purchase Price

Name in which Shares should be issued/held:  Preystone Investment Corp.

This Subscription Agreement is agreed to and accepted as of _________  _____,  2008.

                                      ASIA ATLANTIC RESOURCES

By:  /s Patricia Cooke

Name: Patricia Cooke

Title:  President

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Pursuant to Article 5.3

Company/Partnership/Trust/Other

CERTIFICATE OF SIGNATORY

(To be completed if Subscriber is an Entity)

I, Eduardo Bonilla, am the President of Preystone Investment Corp (the “Entity”).  I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 30th day of October,  2008.

By: /s/Eduardo Bonilla

Eduardo Bonilla, President

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